UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 9, 2013

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37660
(Address of Principal Executive Offices)	(Zip Code)

(423) 229-2000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EASTMAN CHEMICAL COMPANY - EMN

Item 5.02(c) - Appointment of Certain Officers

On September 9, 2013, Eastman Chemical Company (the “Company”) announced several executive officer appointments, each effective January 1, 2014, including that of Ronald C. Lindsay, currently Executive Vice President, as Chief Operating Officer.

The full text of the Company's release announcing this and the other executive appointments is filed as Exhibit 99.01 to this Form 8-K and is incorporated herein by this reference. Mr. Lindsay's current biographical information, previous positions with the Company, and other business experience, is included in Part I - "Executive Officers of the Company" of the Company's Annual Report on Form 10-K for the year ended December 31, 2012 and is incorporated herein by this reference.

Item 9.01(d) -- Exhibits

99.01 Public announcement by the Company on September 9, 2013 of executive appointments

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eastman Chemical Company
By: /s/Curtis E. Espeland Curtis E. Espeland Senior Vice President and Chief Financial Officer
Date: September 10, 2013